                                       BD
                        SUPPLEMENTAL REVENUE INFORMATION
              REPORTED FY2000 RESTATED FOR SEGMENT CHANGE IN FY2001
                                    ($000's)


                                                          Three Months Ended December 31, 1999
                                            --------------------------------------------------------------
                                             REPORTED             ADJUSTMENTS                     RESTATED
                                            --------------------------------------------------------------

Medical Systems
---------------
  United States                            $   206,622          $           -              $        206,622
  International                                255,984                      -                       255,984
                                          ----------------      -------------------        ----------------
          TOTAL                                462,606                      -                       462,606

Biosciences
-----------
  United States                                150,766                  (79,452)                     71,314
  International                                113,650                  (59,505)                     54,145
                                          ----------------      -------------------        ----------------
          TOTAL                                264,416                 (138,957)                    125,459

Clinical Laboratory Solutions
-----------------------------
  United States                                 69,071                   79,452                     148,523
  International                                 63,071                   59,505                     122,576
                                           ---------------      -------------------        ----------------
          TOTAL                                132,142                  138,957                     271,099

 TOTAL REVENUES
 --------------
  United States                                426,459                        -                     426,459
  International                                432,705                        -                     432,705
                                           ---------------      -------------------        ----------------
          TOTAL                            $   859,164          $             -            $       859,164
                                           ===============      ===================        ================



                Three Months Ended March 31, 2000                                   Six Months Ended March 31, 2000
 --------------------------------------------------------------     --------------------------------------------------------------
                  REPORTED             ADJUSTMENTS              RESTATED            REPORTED              ADJUSTMENTS   RESTATED
 ---------------------------------------------------------------------------------------------------------------------------------

Medical Systems
---------------
   United States   $  232,003            $      -              $   232,003          $    438,625        $       -       $ 438,625
   International      257,326                   -                  257,326               513,310                -         513,310
                   ----------            --------------        -------------        -------------       ---------      ----------
          TOTAL       489,329                   -                  489,329               951,935                -         951,935

Biosciences
-----------
   United States      171,330              (94,021)                 77,309              322,096          (173,473)        148,623
   International      124,987              (60,426)                 64,561              238,637          (119,931)        118,706
                   ----------            --------------        -------------        -------------       ----------     ----------
          TOTAL       296,317             (154,447)                141,870              560,733          (293,404)        267,329

Clinical Laboratory Solutions
-----------------------------
   United States       78,406                94,021                 172,427              147,477          173,473         320,950
   International       61,080                60,426                 121,506              124,151          119,931         244,082
                     --------            -----------           --------------       -------------       ---------      ----------
          TOTAL       139,486               154,447                  293,933             271,628          293,404         565,032

TOTAL REVENUES
--------------
   United States      481,739                    -                   481,739              908,198               -         908,198
   International      443,393                    -                   443,393              876,098               -         876,098
                    ---------            ----------            -------------        -------------       -----------    ----------
          TOTAL     $ 925,132                  $ -             $     925,132        $   1,784,296       $       -      $1,784,296
                    =========            ==========            =============        =============       ===========    ==========


                       Three Months Ended June 30, 2000                                    Nine Months Ended June 30, 2000
         --------------------------------------------------------------     ------------------------------------------------------
                    REPORTED             ADJUSTMENTS              RESTATED            REPORTED    ADJUSTMENTS            RESTATED
         -------------------------------------------------------------------------------------------------------------------------

Medical Systems
---------------
  United States    $   249,407         $        -              $   249,407       $    688,032         $       -        $    688,032
  International        262,775                  -                  262,775            776,085                 -             776,085
                   -----------         ----------------        -------------     ----------------     -------------     -----------
          TOTAL        512,182                  -                  512,182          1,464,117                 -           1,464,117

Biosciences
----------
   United States       158,932              (79,961)                78,971            481,028            (253,434)          227,594
   International       110,408              (56,801)                53,607            349,045            (176,732)          172,313
                  -------------        -----------------     ----------------     ----------------    -------------    ------------
          TOTAL        269,340             (136,762)               132,578            830,073            (430,166)          399,907

Clinical Laboratory Solutions
-----------------------------
   United States        73,062               79,961                153,023            220,539             253,434          473,973
   International        59,556               56,801                116,357            183,707             176,732          360,439
                    -----------       ------------------     ----------------     ----------------    -------------    ------------
          TOTAL        132,618              136,762                269,380            404,246             430,166          834,412

          TOTAL REVENUES

    United States    481,401                     -                  481,401            1,389,599             -           1,389,599
    International    432,739                     -                  432,739            1,308,837             -           1,308,837
                    ---------         --------------------     ----------------     ----------------  -------------    -----------
          TOTAL     $ 914,140          $         -               $  914,140           $2,698,436      $      -         $ 2,698,436
                    =========         ====================     ================     ================  =============     ==========



                                      Three Months Ended September 30, 2000            Twelve Months Ended September 30, 2000
                                 ---------------------------------------------   -----------------------------------------------
                                     REPORTED       ADJUSTMENTS       RESTATED       REPORTED      ADJUSTMENTS         RESTATED
                                 ----------------------------------------------  -----------------------------------------------

 Medical Systems
 ---------------
     United States                $   239,323        $      -      $   239,323    $   927,355      $        -      $    927,355
     International                    262,599               -          262,599      1,038,684               -         1,038,684
                                 -------------     -----------    -------------  -------------   -------------    --------------
 TOTAL                                501,922               -          501,922      1,966,039               -         1,966,039

 Biosciences
 -----------
     United States                    163,371         (78,255)          85,116        644,399        (331,689)          312,710
     International                    124,085         (59,165)          64,920        473,130        (235,897)          237,233
                                 -------------     -----------    -------------  -------------   -------------    --------------
 TOTAL                                287,456        (137,420)         150,036      1,117,529        (567,586)          549,943

 Clinical Laboratory Solutions
 -----------------------------
     United States                     71,262          78,255          149,517        291,801         331,689           623,490
     International                     59,258          59,165          118,423        242,965         235,897           478,862
                                 -------------     -----------    -------------  -------------   -------------    --------------
 TOTAL                                130,520         137,420          267,940        534,766         567,586         1,102,352

 TOTAL REVENUES
 --------------
     United States                    473,956               -          473,956      1,863,555               -         1,863,555
     International                    445,942               -          445,942      1,754,779               -         1,754,779
                                 -------------     -----------    -------------  -------------   -------------    --------------
 TOTAL                            $   919,898        $      -      $   919,898     $3,618,334      $        -      $  3,618,334
                                 =============     ===========    =============  =============   =============    ==============
